CLIFFS NATURAL RESOURCES INC.
CLF ROCKS NYC
TUESDAY        JUNE 28         2011
THE NEW YORK STOCK EXCHANGE
PROGRAM AGENDA
10:00 a.m. WELCOME
Steve Baisden
Vice President, Investor Relations
and Communications
10:05 a.m. Cliffs’ Overall
Strategy
Joseph Carrabba
Chairman, President and
Chief Executive Officer
10:35 a.m. Global Marketing Donald Gallagher
Executive Vice President,
President – Global Commercial
Terrence Mee
Senior Vice President –
Global Iron Ore  & Metallic Sales
William Hart
Vice President – Global Marketing
11:10 a.m. Eastern Canada
Integration & Expansion
David Blake
Senior Vice President, North
American Iron Ore – Operations
11:25 a.m. Asia Pacific Iron Ore
& North American Coal
Duncan Price
Executive Vice President,
President – Global Operations
11:50 a.m. Ferroalloys William Boor
Senior Vice President –
Global Ferroalloys
12:15 p.m. LUNCH BREAK
1:25 p.m. Global Exploration
Clifford Smith
Senior Vice President –
Global Business Development
1:45 p.m. Sustainability P. Kelly Tompkins
Executive Vice President –
Legal, Government Affairs and
Sustainability & Chief Legal Officer
2:00 p.m. Capital Structure
& Asset Allocation
Laurie Brlas
Executive Vice President –
Finance and Administration
& Chief Financial Officer
2:15 p.m. Summary Joseph Carrabba
Chairman, President and
Chief Executive Officer
2:20 p.m. Q&A Cliffs Executive
Leadership Team
3:00 p.m. PROGRAM CLOSE
Exhibit 99.1

PLEASE SUBMIT YOUR ELECTRONIC QUESTIONS TO: NYSE@CliffsNR.com 2

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
This presentation and accompanying oral remarks contain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These
forward-looking statements may be identified by the use of predictive, future-tense or forward-looking terminology, such as “believes,” “anticipates,” “expects,” “estimates,” “intends,” “may,” “will” or similar terms. These statements speak only as of the date of this presentation and we undertake no ongoing obligation, other than that imposed by law, to update these statements. These statements appear in a number of places in this presentation and relate to our intent, belief or current expectations of our directors or our officers with respect to: our future financial condition, results of operations or prospects; estimates of our economic iron ore and coal reserves; our business and growth strategies; and our financing plans and forecasts. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those contained in or implied by the forward-
looking statements as a result of various factors, some of which are unknown, including, without limitation:
  •   the ability to successfully integrate acquired companies into our operations, including without limitation, Consolidated Thompson Iron Mines Limited;
  •   uncertainty or weaknesses in global and/or market economic conditions, including any related impact on prices;
  •   trends affecting our financial condition, results of operations or future prospects;
  •   the ability to reach agreement with our iron ore customers regarding modifications to sales contract pricing escalation provisions to reflect a shorter-term or spot-based pricing mechanism;
  •   the outcome of any contractual disputes with our customers or significant energy, material or service providers;
  •   the outcome of any arbitration or litigation;
  •   changes in sales volume or mix;

•   the impact of price-adjustment factors on our sales contracts;
  •   the ability of our customers to meet their obligations to us on a timely basis or at all;
  •   our actual economic ore reserves or reductions in current resource estimates;
  •   the success of our business and growth strategies;
  •   our ability to successfully identify and consummate any strategic investments;
  •   our ability to achieve post-acquisition synergies;
  •   events or circumstances that could impair or adversely impact the viability of a mine and the carrying value of associated assets;
  •   the results of pre-feasibility and feasibility studies in relation to projects;
  •   impacts of increasing governmental regulation including failure to receive or maintain required environmental permits, approvals, modifications or other authorization of, or from, any governmental or regulatory entity;
  •   adverse changes in currency values, currency exchange rates and interest rates;
  •   the success of our cost-savings efforts;
  •   our ability to maintain adequate liquidity and successfully implement our financing plans;
  •   our ability to maintain appropriate relations with unions and employees;
  •   uncertainties associated with unanticipated geological conditions, natural disasters, weather conditions, supply and price of energy, equipment failures and other unexpected events;
  •   risks related to international operations;
  •   the potential existence of significant deficiencies or material weakness in our internal control over financial reporting; and
  •   the risk factors referred to or described in the “Risk Factors” section of our documents filed with the Securities and Exchange Commission.
Reference is made to the detailed explanation of the many factors and risks that may cause such predictive statements to turn out differently, set forth in the Company's Annual Report and Reports on
Form 10-K, Form 10-Q and previous documents filed with the Securities and Exchange Commission, which are publicly available on Cliffs Natural Resources Inc.’s website. The information contained in this document speaks as of today and may be superseded by subsequent events.
We caution you that the foregoing list of important factors is not exclusive. In addition, in light of these risks and uncertainties, the matters referred to in our forward-looking statements may not occur.
We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as may be required by law. We also strongly urge you to not rely on any single financial measure to evaluate our business.

Joe Carrabba CLIFFS NATURAL RESOURCES INC. CLIFFS’ OVERALL STRATEGY 4

CLIFFS' LONG TERM INJURY FREQUENCY RATE
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2008
2009
2010
2011

CLIFFS
ANALYST AND INVESTOR DAY

SAFETY IS A TOP PRIORITY
• Safety has been and will always be at the core of Cliffs’ strategy
• Continuing focus of investment
• Safety approach and lower trending LTIFR position Cliffs as an employer of choice

THE CLIFFS JOURNEY HAS JUST BEGUN...

• Since 2004 Cliffs has transitioned from a geographically concentrated mine operator to a diversified mine owner
• In the process we have created tremendous value for our shareholders by providing 36% returns annually – an achievement that puts us near the top of our peer group
• Moving forward our aspirations are ambitious – continue to deliver outstanding shareholder value and gain scale through diversification
• To accomplish this, it's critical we deliver on our organic growth through execution and operational excellence

NEAR- & LONG-TERM TACTICS
• Increase Seaborne Exposure
• Enhance Project Pipeline
• Customer & Mineral Diversification
• Apply Technical Competencies
CLIFFS WILL CONTINUE EXECUTING ITS SOUND STRATEGY SUPPORTED BY
FUNDAMENTAL BELIEFS
CLIFFS’ LONG-LASTING STRATEGY
• Build Scale in Steelmaking Raw Materials
INCREASING GLOBAL
DEMAND FOR STEEL
• Urbanization of BRIC Economies
• GDP Growth
DEGRADING ORE
QUALITY & GRADE
• Increased Stripping Ratios
• New Projects are Lower-
Grade Magnetite Ore
NEW SUPPLY CHALLENGES
• Complex Logistics
• Capital Intensity
• Environmental Permitting

SCALE THROUGH DIVERSIFICATION
GLOBAL EXECUTION
OPERATIONAL EXCELLENCE
SHAREHOLDER RETURNS

CLIFFS
ANALYST AND INVESTOR DAY

Building scale through diversification
•
Multiple Revenue Streams
•
Product Diversification
•
Geographic Presence
Operational excellence
•
Safety
•
Technical Competencies
•
Operating Efficiencies
Global execution
•
Competencies of the Firm
•
Outlook of Personnel
•
Global Scalability
Shareholder returns
•
Shareholder Value
•
Risk Management
•
“Earning the Right to Grow”
OUR STRATEGIC IMPERATIVES REMAIN THE SAME

Business Evolution

North American Coal 9%
Other 2%
Canadian Iron Ore 22%
U.S. Iron Ore 46%
Asia Pacific Iron Ore 21%

Strategic Milestones

CLIFFS
ANALYST AND INVESTOR DAY

•
Portman I
1
2011 sales based on Cliffs’
•
Amapa
•
Sonoma
•
PinnOak
•
Portman II
•
United Taconite
•
Wabush
•
Freewest
& Spider
•
INR Energy’s
Coal Operations
•
Consolidated
Thompson
STRATEGY HAS RESULTED IN SIGNIFICANT GROWTH
2011E 2010 2009 2008 2007 2006 2005
Revenue:
$1.7 B
Revenue:
$1.9 B
Revenue:
$2.3 B
Revenue:
$3.6 B
Revenue:
$2.3 B
Revenue:
$4.7 B
Revenue:
$7.3 B
1

(in millions)
2011 outlook

VALUE OF $100 INVESTED IN DEC 2004 ($)
1,000
800
600
400
200
0
854
633
549
442
386
315
146
56
Median S&P 500 Company
WLT
CLF
VALE
BHP
FCX
RIO
NEM
AA
Annual total shareholder return (%)
43
36
33
28
25
21
7
(9)

CLIFFS

ANALYST AND INVESTOR DAY

Note: TSRs are from Dec 31, 2004 through Dec 31, 2010 SINCE 2004 CLIFFS HAS DELIVERED SIGNIFICANT SHAREHOLDER VALUE 10

TOTAL SHAREHOLDER RETURN
COMPOUND 2004-2010 (%)

40
30
20
10
0
10
15
10
11
36
1
2
3
Volume
Price
Total Sales
Margin Expansion/ Other[1]
Total[1]

CLIFFS
ANALYST AND INVESTOR DAY

CLIFFS’ 36% TSR WAS ACHIEVED THROUGH
STRONG EXECUTION OF STRATEGY
1. Volume
• Volumes grew substantially, supported by strategic
diversifying acquisitions
2. Price
• Proactively managing our price realization ensured we
could capitalize on strong industry demand
3. Margin Expansion
• Aggressively managed costs
• Net impact from other drivers reflects significant
investments to support growth, including debt and
share issuance
THREE KEY DRIVERS OF CLIFFS’ HISTORIC VALUE CREATION

   "Other" includes change in valuation multiple and cash contribution, including impact from net change in debt, dividends, and shares outstanding
Note: TSRs are from Dec 31, 2004 through Dec 31, 2010; all cross-product impact from volume and price attributed to price; totals may not sum due to rounding

1

Cockatoo Island
Koolyanobbing Complex

ASIA PACIFIC IRON ORE HAS CREATED OVER $4B IN ESTIMATED BUSINESS UNIT VALUE SINCE THE TIME OF OUR ACQUISITION

CLIFFS

ANALYST AND INVESTOR DAY

Cliffs bought 80% of
Portman in 2005, and
remaining 20% in 2008...
...Improved core
infrastructure throughout
our ownership...
Cliffs invested in infrastructure
to enable growth
• Rail
• Mobile Fleet
• Resources
...And delivered
significant results
6
mtpa
9
mtpa
$4 Billion
PORTMAN ACQUISITION & EXPANSION
STRONG EXECUTION ESSENTIAL TO SUCCESS
1
Management’s estimate

1

A NUMBER OF HIGH-PRIORITY LEVERS THAT SUPPORT ORGANIC GROWTH
HAVE BEEN IDENTIFIED
Operational Excellence
Safety
Shareholder Returns
Cost Management Talent Management Business Improvement
Megatrends
Ferroalloys
Koolyanobbing
Expansion
Moving Toward
World Prices
North American Coal
Eastern Canada
Expansion
Exploration
Global
Execution
Building Scale
through
Diversification
Increasing Market Capitalization

GROWTH STRATEGY (MINERALS AND GEOGRAPHIES)
Integrate
Consolidated Thompson’s operations
2011 Focus
Execute
Delivery of various capital projects
Beyond 2011 gaining scale is important
NORTH
AMERICA
ASIA PACIFIC
(AUSTRALIA)
SOUTH
AMERICA
(BRAZIL)
NORTH
AMERICAN
MET COAL
SEABORNE
IRON ORE
IRON ORE
SEABORNE
MET COAL
SEABORNE
FERROALLOYS
Cliffs’
Long-term
Acquisition
Strategy
Remains
Intact
Minerals
Geographies

LOOKING FORWARD, WE WILL CONTINUE PURSUING OUR HISTORIC STRATEGY
SUPPORTED BY FUNDAMENTAL BELIEFS
Our reasons for the chosen strategy have been consistent over the past several years
• Guided by our understanding of the external environment (Megatrends)
• Informed by Cliffs’ competitive position and capabilities
Beliefs
• With growing demand (BRIC economies) and increasing supply constraints
(regulatory, cost), the mining sector represents outstanding return potential
• Significant scale is both achievable and necessary

STEEL CONSUMPTION (mtpa)
1,600
1,400
1,200
1,000
800
600
400
200
0
1950
1955
1960
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010
Europe/US
Japan
China

SHARE OF STEEL CONSUMPTION 2010
6%
16%
44%
34%
KEY
China
Japan
Europe/US
Rest of World

CLIFFS
ANALYST AND INVESTOR DAY

Source: Cliffs Natural Resources; World Steel Organization; The World Bank; World Steel Association
Note: India comprises 4% of total steel consumption in 2010
EMERGENCE OF JAPAN AND CHINA HAVE DRIVEN GLOBAL STEEL CONSUMPTION
GROWTH SINCE THE 1960s

UNITED STATES AND CHINA STEEL INTENSITY CURVES

US from 1929 to 2008 and China from 1980 to 2008

600
500
400
300
200
100
0
Steel Consumption per Capita (Kgs)
KEY
China
United States
China - 2008
United States - 2008
United States - 1930
China - 1980
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
$45,000
GDP per Capita (Real 2000 USD PPP)

CLIFFS

ANALYST AND INVESTOR DAY

US AND CHINA: STEEL INTENSITY CURVES
Source: Bloomberg, Worldsteel, IMF, USGS

Although China has recently experienced strong growth in steel consumption, there is still potential for further growth.

STEEL CONSUMPTION PER CAPITA VERSUS WEALTH
KEY
China
Japan
Korea
US
Historic Path (Illustrative)
Consumption per Capita (kg)
900
900
750
600
450
300
150
0
Liaoning
Eastern China
Jiangsu
Eastern China
Shandong
Eastern China
Chongqing
Western China
Sichuan
Western China
Basic Infrastructure
Service/ Technology
Stabilisation

CLIFFS
ANALYST AND INVESTOR DAY

STEEL INTENSITY IS CLOSELY RELATED TO STAGE OF ECONOMIC
DEVELOPMENT AND INCOME LEVELS
Source: VCI Analysis; International Iron & Steel Institute; McKinsey; Rio Tinto; World Bank; “China Steel Outlook”; Citigroup;
Deutsche Bank Research. Note: China regional consumption estimates are based on 2008 data

2020 TARGETS
(RELATIVE TO 2010 STOCK)

RAIL	30,000 kms of new rail tracks
AIRPORT	97 new airports
HIGHWAYS	35,000 kms of new expressways
PORT	100m TEU[2] extra container capacity
TOTAL	

CHINESE INFRASTRUCTURE INVESTMENTS[1]
US $ BILLIONS
x4.5
100
450
20
70
430
710
50
70
600
1,300
KEY
2004-2008
2009-2013

CLIFFS
ANALYST AND INVESTOR DAY

GROWING INFRASTRUCTURE CONGESTION: CHINA IS EXPECTED TO
DRAMATICALLY EXPAND ITS INFRASTRUCTURE
Source:  McKinsey & Company
1
Key assumptions for 2009-2013: 1) Rail and airport are estimated with central gov’t source as it is centrally planned; 2) Highway 2009-2010 is estimated with provincial gov’t source and 2011-2013 central gov’t source (lack of provincial source); 3) Port is estimated from central source due to lack of provincial estimates

2
Twenty-foot-container equivalent unit

- By 2020 developing countries will account for almost 80% of the world's total urban population
- The global growth is equal to adding the population of Mumbai every second month or Shanghai every third

TOTAL URBAN POPULATION
IN CHINA, INDIA, AND AFRICA
MILLION
TOTAL POPULATION IN
DEVELOPED COUNTRIES
MILLION
650
+750
1,400
+950
2,350
~ 500
~ 370
1990
2010
2030
EU
US
2030

CLIFFS ANALYST AND INVESTOR DAY

Source: McKinsey & Company 20 THE URBANIZATION IN CHINA, INDIA AND AFRICA IS OF UNPRECEDENTED SCALE

New mining districts are remote and mature mining districts' workforces are aging
LACK OF SKILLED LABOR
POTENTIAL IRON ORE PROJECTS IN WEST AFRICA[1]
Guinea: 185 mtpa
Mauritania: 86 mtpa
Liberia: 53 mtpa
Sierra Leone: 47mtpa
GEOPOLITICAL RISKS
NEW SUPPLY CHALLENGES
CAPITAL INTENSITY
Average Iron Ore Project Cost of Annualized Production:[1]
2006: $50/ton
2010: $120/ton
REGULATORY ENVIRONMENT
COMPLEX LOGISTICS
Regulatory environment has become more stringent in India, Brazil and Central Appalachia
Large scale ports and rails will need to be created or expanded to bring the new supply to market

CLIFFS ANALYST AND INVESTOR DAY

NEW SUPPLY CHALLENGES The barriers to entry are becoming higher as new supply is more challenging to bring into production 1 Source: Macquarie 21

SUPPLY AND DEMAND GROWTH OF SKILLED LABOR AUSTRALIAN MINERALS SECTOR

PERCENT; CAGR 2005-12 ESTIMAGE

Supply
Demand
Managers and administrators
2.3
5.4
Professionals
1.9
5.9
Technicians
2.5
6.5
Trades-persons
.8
5.7
Semi-skilled workers
0.2
5.7
Laborers and related workers
-0.2
6.1

COMMENTS

"...the ageing workforce, productivity, and challenges attracting new tallent... will make it hard to fill vacancies"

"...By 2020 Canada will need an additional 100,000 new mining workers..."

– Canadian Mining Human Resources Council

"Resources projects man be short 36,000 trades workers by 2015"

"...By 2020 Canada will need an additional 100,000 new mining workers..."

– Australian National Resources Sector Employment Taskforce

"...the artisan shortage in the coal sector is severe... and will intensify as the demand for energy increases and more coal mines are opened"

– Colliery Training College

CLIFFS

ANALYST AND INVESTOR DAY

THERE IS A GROWING DEFICIT OF SKILLED LABOR IN THE MINING
INDUSTRY GLOBALLY
Source: Staffing the Supercycle: Labor Force Outlook in the Minerals Sector, 2005-2015 (Minerals Council of Australia); Canadian Mining Human Resources
Council; McKinsey analysis

TOTAL VALUE OF CHINESE INTERNATIONAL MINING ACQUISITIONS BY YEAR, US$M

+55%
6
23
1,376
1,096
2,186
5,108
2003
2004
2005
2006
2007
2008
Namibia
Kyrgyzstan
Indonesia
Canada
Australia

CLIFFS
ANALYST AND INVESTOR DAY

AS RESOURCES ARE BECOMING MORE SCARCE, GOVERNMENTS ARE PLAYING
A MORE ACTIVE ROLE
Governments are increasingly trying to
reap benefits from domestic assets
(Reuters) – Australia’s government
angered its booming resources sector
on Sunday by unveiling a new tax on
mining projects from July 2012 under
a sweeping pre-election tax overhaul
which will also boost pension savings
for workers.
5
10
10
19
57
Australia unveils mining tax
By James Grubel
CANBERRA | Sun May 2, 2010 4:24am EDT
Source: Dealogic, RMG

DECLINING ORE GRADES AND THINNER SEAM THICKNESSES
• We believe declining ore grades will be a new challenge for mining companies looking ahead
• With the consolidation of the Chinese steel industry on the horizon, it is likely newer blast furnaces will be larger and more efficient, which will require a higher quality of ore
• Developed coal basins around the world are experiencing thinner seam thicknesses, making mining challenging and requiring significant capital
• As metallurgical coal prices remain high, the premium for higher quality of iron ore is more desired

CLIFFS’ PIPELINE OF ORGANIC GROWTH
2011
2012 2013 2014 2015
GLOBAL
EXECUTION
BUILDING SCALE
THROUGH
DIVERSIFICATION
Moving Towards World Prices
Coal Expansion
APIO Expansion
Eastern Canada Expansion
Ferroalloys
Exploration

Don Gallagher Bill Hart Terry Mee CLIFFS NATURAL RESOURCES INC. GLOBAL MARKETING 26

OUR GLOBAL COMMERCIAL FOCUS
• Sustained demand growth
• Chinese urbanization and government policy
• Indian growth
• Tight global supply
• Dependent upon capital availability, pricing
perceptions, inflation risks, sovereign risks
• High-quality iron ore production
• Cliffs has a strong quality advantage
• Strategic marketing capabilities
• Deep customer insight and targeting
• Maximizing value for shareholders
• Leverage our competitive advantage
MAXIMIZING
VALUE FOR
SHAREHOLDERS
TIGHT
GLOBAL
SUPPLY
STRATEGIC
MARKETING
CAPABILITIES
HIGH
QUALITY
PRODUCTS

SUSTAINED
DEMAND
GROWTH

TWO REGIONAL COMMERCIAL FUNCTIONS

END-MARKET KEY
North America
Asia Pacific
Europe
PRODUCT KEY
Iron Ore

CLIFFS
ANALYST AND INVESTOR DAY

CLIFFS’ HISTORIC PRODUCT FLOW 2005 1mt 20mt 5.9mt 28

ONE GLOBAL COMMERCIAL FUNCTION

END-MARKET KEY
North America
Asia Pacific
Europe
Middle East
South America
PRODUCT KEY
Iron Ore
Coal

CLIFFS
ANALYST AND INVESTOR DAY

CLIFFS’ FORECASTED PRODUCT FLOW 2013 26mt 33mt 2mt 2mt 2mt 2mt 3mt 29

EXAMPLE OF CHINESE URBANIZATION - SHANGHAI Shanghai - 1990 Shanghai - 2010 30

90
80
70
60
50
40
30
20
10
0
79 cities
44 cities
12 cities, including:
Shanghai,
Guangzhou
& Beijing
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

CLIFFS
ANALYST AND INVESTOR DAY

CHINESE URBANIZATION WILL CONTINUE TO DRIVE STEEL
CONSUMPTION GROWTH
Source: EIU; “Putting BRIC growth in
perspective”,
Worldpress
Note: US$4,600 equivalent to RMB30,000
140 cities with 1m or more people currently. Number is expected to grow to 235 cities by 2025.
NUMBER OF CITIES IN CHINA WITH AVERAGE DISPOSABLE INCOME OVER US$4,600

CAPITAL STOCK PER PERSON (US$k)

140
120
100
80
60
40
20
0
China
Korea
Italy
USA
Germany
Japan

CLIFFS
ANALYST AND INVESTOR DAY

Source: “The Confessions and Concerns Of A China Bull”, Urandaline Investments; Andy Stoeckel, former Head of the Australian
Bureau of Agricultural and Resource Economics; People’s Daily Online, February 2010
Reaching developed world capital stock levels would drive an immense increase in Chinese steel consumption.
CHINESE CAPITAL STOCK IS STILL VERY LOW BY GLOBAL STANDARDS,
PROVIDING SIGNIFICANT GROWTH UPSIDE

COMPARATIVE GROSS CAPITAL FORMATION

50
45
40
35
30
25
20
15
10
5
0
% of GDP
What will happen next?
CHINA GROSS CAPITAL FORMATION
INDIA GROSS CAPITAL FORMATION
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32
Years since start of reforms

CLIFFS

ANALYST AND INVESTOR DAY

Source: The World Bank; UN World Population Prospects
Note: T
0
= 1978 for China, 1991 for India based on assumed start of modern “reformed” period (see Morgan Stanley 2010)
INDIA’S DEMAND GROWTH CORRELATES CLOSELY TO CHINESE GROWTH TO DATE
1978
1991
2009
2009

IRON ORE PRODUCTION SCENARIOS

2,500
2,000
1,500
1,000
500
0
Significant investment decisions around 2013, before major ramp ups around 2015
High
Base
Low
2010
2015F
2020F

CLIFFS
ANALYST AND INVESTOR DAY

CAPACITY EXPANSIONS ARE UNLIKELY TO BE DELIVERED ON TIME OR ON BUDGET

Source: Cliffs Natural Resources; AME; Company announcements and data; “African Iron Ore Supply: Potential For New Projects”, RBC Capital Markets;
Engineering and Mining Journal.

120%
110%
100%
90%
80%
70%
60%
50%
40%
US$/t Price Received Relative to 62% Index Fines
52% 53% 54% 55% 56% 57% 58% 59% 60% 61% 62% 63% 64% 65% 66% 67% 68% 69%
Grade (% Fe)
Current Pricing System*
Past Benchmark Pricing System
Cockatoo Fines achieved and average of a 14% Premium to 62% Fe products.

CLIFFS
ANALYST AND INVESTOR DAY

HIGHER-QUALITY IRON ORE IS ATTRACTING AN INCREASED PREMIUM OVER
LOWER QUALITY

Source: Cliffs Natural Resources; “Australian Iron and Steel Review”, Credit Suisse; 4 months of daily spot trade data (Platts)
Note: *Based on a trend line for actual spot

Product A
Product B
Product C
Product D
Product E
Product F
67.5
66.0
65.2
64.0
63.5
62.2
63.3
61.7
58.6
58.3
57.3
57.0
0
60
65
70
75
1994 – 2003 Average
Current

CLIFFS
ANALYST AND INVESTOR DAY

IRON ORE QUALITY TRADED BY MAJOR PRODUCERS IS TRENDING LOWER
Quality was exceptionally stable between 1994 and 2003.
Recent declines are likely driven by no availability of quality and
“ship anything” response.
CONTAINED IRON BY PRODUCT (%Fe)
Ongoing quality declines increase
production requirements and
worsen environmental footprint
•
Volume required to maintain Fe units
•
1% reduction in quality every 5 years
implies additional 200mt of seaborne ore
required between 2012 and 2020*
•
Higher volumes of met coal required to process
lower  grade material and CO
2
emissions per
steel ton increase
•
Appropriate quality lump likely to be increasingly
scarce. Coupled with broader quality pressures
puts upwards demand pressure on pellets
•
Falling average quality provides favorable
environment for high-quality pellet producers

Source: Cliffs Analysis for current quality; Tex reports for 1994-2003 (excludes 1999)
Note: * Based on “Base Case” cumulative seaborne demand of 15.3bt and 62% contained Fe starting point in 2010

HIGH-QUALITY IRON ORE PRODUCER IN A MARKET OF DECREASING QUALITY
Source: Cliffs Analysis
Note: Steelmaker inputs are pre-sinter
Relative Quality of Iron Ore Producers
64 63 62 61 60 59 58 57 56 55 54 53 52
Grade
(% Fe)
66 65 67 68
Robe Yandi FMG PBF
Koolyanobbing
Mt N Vale IOC
Cockatoo
Wabush
Ore
Producers
Increasing demand for quality
CLF US
Mines
Steel
Mills
Bloom Lake
CLF US
Mines
Standard Pellet Value-Added
Flux Pellet
Decreasing
quality of supply

HIGH
LOW
PRODUCED BY CLIFFS
OTHER
MET COAL
URANIUM
COPPER
COAL
CHROME
ALUMINA
GOLD
IRON ORE
Cost of New Supply (Relative to Existing)
LOW
HIGH
Uncertainty Around Availability of New Supply

CLIFFS

ANALYST AND INVESTOR DAY

Source: VCI Analysis
Note: Analysis is illustrative only
METALLURGICAL COAL PRICES CAN BE EXPECTED TO INCREASE FURTHER
GIVEN RELATIVE COST OF NEW SUPPLY
AVAILABILITY AND COST OF NEW COMMODITY SUPPLY

INVESTED INFRASTRUCTURE PLAYS
SCARCITY
OTHER
SEABORNE IRON ORE
ALUMINA
PGM
SEABORNE MET COAL
MANGANESE
COAL
COPPER
DIAMONDS
NICKEL
ZINC/LEAD
GOLD
Return of Capital Employed (% Estimated)
Largest 4 Firms Market Share (%)
0
10
20
30
40
50
0
20
40
60
80
100

CLIFFS
ANALYST AND INVESTOR DAY

SEABORNE METALLURGICAL COAL HAS A FAVORABLE INDUSTRY
STRUCTURE WHICH HELPS DRIVE STRONG RETURNS
Source: VCI Analysis; Citigroup; BMA; BHP Billiton; McKinsey; Cliffs Natural Resources
Note: Estimated ROCE for 15 years to 2003 based on publicly available data, Manganese is based on a weighted average of sources ranging from 5 to 10 years
COMMODITY MARKET RETURNS AND CONSOLIDATION

2009 GLOBAL CHROMITE ORE & CONCENTRATE USE
94.0%
2.5%
2.0%
1.0%
STAINLESS & SPECIALTY
CHEMICAL
FOUNDRY SAND
REFRACTORY

2009 CHROMITE END-USE MARKETS (METALLURGICAL USE)
24%
21%
18%
16%
11%
5%
4%
ENGINEERING
METAL GOODS
BUILDING & CONSTRUCTION
TRANSPORT
TUBULAR PRODUCTS
ELECTROMECHANICAL & ELECTRONIC PRODUCTS
OTHERS

CLIFFS

ANALYST AND INVESTOR DAY

STAINLESS STEEL DRIVES CHROMITE AND FeCr MARKETS Source: Heinz Pariser 40

STAINLESS STEEL PRODUCTION (mtpa)

35
30
25
20
15
10
5
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
EU & Africa
Americas
Japan, Korea & Asia w/o China
China

CHINESE STAINLESS STEEL & CRUDE STEEL PRODUCTION COMPARISON (mtpa)

Crude Steel production (mtpa)
1,000
750
500
250
0
Stainless Steel production (mtpa)
12
11
10
9
8
7
6
5
4
3
2
1
STAINLESS STEEL
CRUDE STEEL
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

CLIFFS

ANALYST AND INVESTOR DAY

Source: Cliffs Analysis STAINLESS EXCEEDING CARBON STEEL GROWTH AND CHINA IS THE DRIVER 41

Demand for Stainless Steel, Indexed
25
20
15
10
5
0
-5
0
1
10
100
1,000
Taiwan
South Korea
Japan
China
EU 27
South America
Turkey
India
NAFTA
Africa
Australasia
Other Asia
Middle East
Other Europe

CLIFFS
ANALYST AND INVESTOR DAY

42 MARKET METRICS GDP per Capita, Indexed A MATURING CHINESE ECONOMY WILL CONTINUE TO DEMAND INCREASING AMOUNTS OF CHROMITE Source: Heinz Pariser 42 42

SIGNIFICANT CHROMITE ORE AND FERROCHROME SUPPLY DEFICITS EXIST IN NORTH AMERICA, EUROPE AND CHINA

North America
(240)
Chromite Ore
(450)
HC FeCr
EU
(980)
Chromite Ore
(875)
HC FeCr
Turkey
3,100
Chromite Ore
0
HC FeCr
Kazakhstan
1,800
Chromite Ore
970
HC FeCr
China
(8,700)
Chromite Ore
(1,625)
HC FeCr
Japan & South Korea
(-)
Chromite Ore
(1,300)
HC FeCr
India
2,750
Chromite Ore
575
HC FeCr
South Africa
4,125
Chromite Ore
3,300
HC FeCr
KEY
(thousands of metric tons)
Net Exports
Net Imports

CLIFFS

ANALYST AND INVESTOR DAY

2010 CHROMITE ORE AND FERROCHROME PRODUCTION AND CONSUMPTION Note: Map above excludes production and consumption from ROW Source: Metal Bulletin, Heinz Pariser 43

TARGET LIST
TOP 20
GO, NO-GO
DECISIONS
DETAILED
ASSESSMENT
PURSUE
DEVELOP
TARGET LIST
1. PRIORITIZATION MODEL 2. INTERNAL ASSESSMENT 3. CUSTOMER VISITS
Top 100 mills in China
Key mills in Japan & Korea
Technical models
Commercial models
Strategic synergies
Site visits
Contract performance
Strategic location
CLIFFS IS TARGETING SALES USING A COMPREHENSIVE TECHNICAL,
COMMERCIAL AND STRATEGIC PROCESS

LUMP PRICE US$/t
FINES PRICE US$/t
$160
$140
$120
$100
$80
$60
$40
$20
$0
Esperance (Cliffs)
Dampier (King Bay)
Port Walcott/Cape Lambert
Port Hedland
Yampi Sound
Geraldton

CLIFFS
ANALYST AND INVESTOR DAY

CLIFFS’ SALES & MARKETING PROCESS IS DELIVERING POSITIVE PRICING OUTCOMES Source: Cliffs analysis, ABS 2010 ASIA PACIFIC IRON ORE 45

9%
91%
59%
41%
39%
28%
33%
Formula
World Price
Tons available to be priced at World Market Price

CLIFFS
ANALYST AND INVESTOR DAY

MOVING NORTH AMERICAN IRON ORE CONTRACTS TO WORLD MARKET PRICING
Analysis of North American Iron Ore legacy contracts shows opportunity to achieve World Market Pricing
23 million tons 29 million tons 29 million tons
2008
2011E
2014E

1
1
Assumes current production capacity of 29.5 million long tons and excludes Eastern Canada concentrate from Cliffs’ Bloom Lake Mine

Dave Blake CLIFFS NATURAL RESOURCES INC. EASTERN CANADA INTEGRATION & EXPANSION 47

Labrador City
Fermont
BLOOM LAKE
WABUSH
LABRADOR
LAMÊLÉE
PEPPLER LAKE
QUÉBEC
Sept-Iles
Pointe Noire
Port Cartier
St. Lawrence River
PRODUCING IRON MINE
SHIPPING TERMINAL
DEVELOPMENT ASSET
RAIL LINE

CLIFFS
ANALYST AND INVESTOR DAY

BLOOM LAKE OPERATIONS
•
Established access to Asian markets
•
Excellent infrastructure with power, rail and port
access capable of supporting growth profile
•
Attractive development opportunities at Lamêlée
and Peppler Lake
•
Low-cost production
A WORLD-CLASS MINING OPERATION

BLOOM LAKE OPERATIONS
Mining Processing
Logistics
• Open pit
• Drill and blast
• Load and haul
• Primary crushing
• Grinding
• Screening
• Spiral classification
• Filter de-watering
• Eastern Canada location
• Load-out facility
• Additional rail capacity
• Adjacent port at Sept-Îles

BLOOM LAKE INTEGRATION OVERVIEW
• Secured key operations management responsible for ramp up and expansion
• Back office (accounting, IT, HR and brand) integration well underway
• Attraction and retention of skilled employees – over 7,000 applications currently on file
• Continue Bloom Lake’s best practices around employee engagement
• Maintain competitive compensation and “pay for performance”
• Continue active community, government and First Nations relations programs

APPLICATION OF THEORY OF CONSTRAINTS MINE CONCENTRATOR LOGISTICS BUFFER MANAGEMENT CRUSHER STOCKPILE AG MILL Subordinate Subordinate Exploit SCREEN SPIRALS FILTERS SILO TAILINGS 51

700
600
500
400
300
200
100
0
January
February
March
April
May

CLIFFS
ANALYST AND INVESTOR DAY

RESULTS OF IMPROVED OPERATIONAL PARAMETERS 2011 MONTHLY CONCENTRATE PRODUCTION (IN THOUSANDS OF METRIC TONS) 52

BLOOM LAKE PHASE II EXPANSION - 16 MTPA

2011 2012 2013 2014
CAPITAL SPEND  - 100% BASIS
8mtpa
16mtpa
Bloom Lake’s expansion to
16mtpa is a mirror image of
the current operation
$300 M $350 M
PHASE I – RAMP UP
Anticipated annual production
rate in millions of tons
PHASE I – STABILIZED, PHASE II BUILD
PHASE II - COMMISSIONING
PHASE II - STABILIZED

ACHIEVABLE SYNERGIES
Cliffs anticipates achieving approximately $75 million in annual synergies
Transportation – 80%
• Shared rail track at
Arnaud Junction
• Modify existing ship loader
operations to load at overall
faster rates
• Cliffs’ Pointe Noire will
accommodate larger vessels to
transport Bloom Lake concentrate
Product Mix – 10%
• Potential to use Bloom Lake
concentrate to produce pellets at
Pointe Noire
• Bloom Lake to produce 10-20%
magnetite concentrate lowers
energy rates at pelletizing operation
• Potential to blend Bloom Lake ore
with Scully ore to maximize
concentrator throughputs
Other – 10%
• Purchasing power
• Global marketing
• Global recruiting efforts
• Technical expertise

• Cliffs intends to expand concentrate operations in Eastern Canada to 24mtpa by 2015 - 2016
• Crude ore to be sourced from Bloom Lake western resources and main pit to be extended
• Current year drilling campaign of West Bloom Lake deposit indicated significant resource exists
• Anticipated capital cost approximately the same as Phase II expansion of
~$600 million
• Lamêlée and Peppler Lake reserves available for future expansion
PHASE III – EASTERN CANADA EXPANSION TO 24MTPA
1
Sufficient drilling to quantify resources under SEC proven & probable standards has not yet occurred.

1

25
20
15
10
5
0
4.8
8
12
16
20
24
2011
2012
2013
2014
2015
2016

CLIFFS
ANALYST AND INVESTOR DAY

PRODUCTION OUTLOOK INCLUDING PHASE III BLOOM LAKE’S INCREASING PRODUCTION PROFILE (IN MILLIONS OF METRIC TONS) 56

Duncan Price CLIFFS NATURAL RESOURCES INC. ASIA PACIFIC IRON ORE & NORTH AMERICAN COAL 57

Cockatoo Island
Broome
Karratha
Port Hedland
Western Australia
Kalgoorlie
Perth
Koolyanobbing Project
Esperance

CLIFFS
ANALYST AND INVESTOR DAY

100% ownership of Koolyanobbing
•
8.5mtpa total production and growing
•
Expansion plans to 11mtpa by second quarter 2012
50% ownership of Cockatoo Island
•
1.5mtpa total production
(to EO3Q 2012)
CLIFFS’ ASIA PACIFIC IRON ORE CURRENT OPERATIONS – WESTERN AUSTRALIA

3 RD PARTY RAIL (575KM) 3 RD PARTY PORT ROAD HAUL MINING KOOLYANOBBING OPERATIONS Infrastructure network is central to operations ORE PROCESSING PLANT 59

RESERVE STATUS
METRIC TONS (DRY)
100
80
60
40
20
0
87.5
52.8
(Unpermitted)
34.7
(Permitted)
35.7
47.4
9.1 Deception
22.8 Windy
10.6 Jackson
4.9 Kooly
99.3
26.0
(Unpermitted)
18.8
(Pending)
54.6
(Permitted)
2005 EOY
DEPLETION
ADDITIONS
2010 EOY

CLIFFS

ANALYST AND INVESTOR DAY

RESERVE GROWTH THE CORNERSTONE OF EXPANSIONS 60

$18M
$24M
$25M
$39M
$63M
$152M

CLIFFS ANALYST AND INVESTOR DAY

Rail – A$152M
•
New locomotives
and wagons
•
Upgrade of rail yards and
maintenance facilities
•
Extension of passing loops
Plant Upgrade – A$63M
•
Primary crushing and screening facilities
•
Update of secondary crushing circuit
•
New interconnecting conveyors
Mining Capacity – A$39M
•
Mobile fleet
•
Additional road train fleet
•
Infrastructure works
Port – A$25M
•
Upgrades to existing RDC
and conveyor systems
•
New road over rail pass
EPCM – $24M
Other – A$18M
ASIA PACIFIC IRON ORE EXPANSION TO 11MTPA

TIMELINE OVERVIEW Q2 Q3 Q4 Q1 Q2 9mtpa 11mtpa 2011 2012 Mining Upgrade Plant Upgrade Rail Upgrade Port Upgrade 62

Eastern Front
Western Arc
Richardson Ranges
Cashmere Downs
Iron Mountain
Mt Alfred
Mt Bevan
Mt Mason
Mt Ida
Perrinvale
LEONORA
Mt Elvire
Evanston
Johnston Range North
Johnston Range
Snark – Lake Giles
MENZIES
Pigeon Rocks
Mt Manning
Windarling
Bungalbin East
Chamaeleon
Mt Jackson
Vela
Carina
Mayfield
Mt Watts
Fish Hook
Mt Finnerty
Birthday
Bullin Bullin
Koolyanobbing
Nevoria West
Mt Caudan
100 km

CLIFFS
ANALYST AND INVESTOR DAY

APIO resources
Other regional resources
• Western Arc will be depleted by 2020
• “Phase I” drilling for conceptual direct
shipping ore targeting 50-150mt
commenced May 2011 at
Mt Richardson
• Potential development
options include:
• Sequential operation
• Parallel development with
expanded total capacity
EASTERN FRONT POTENTIAL TO BE THE NEXT GROWTH PLATFORM

CLIFFS NATURAL RESOURCES INC. NORTH AMERICAN COAL 64

350
300
250
200
150
100
50
0
USD/ton
2005
2006
2007
2008
2009
2010
2011
PinnOak
Acquisition
($601M)
INR Coal Ops
Acquisition
($757M)

CLIFFS
ANALYST AND INVESTOR DAY

STRATEGIC ENTRY INTO METALLURGICAL COAL… BMA Benchmark Prices 65

GEOGRAPHIC OVERVIEW

Pinnacle Complex
Powellton Mine
Chilton-Dingess Mine
Toney Fork #2 Mine
Oak Grove Mine

CLIFFS
ANALYST AND INVESTOR DAY

...SECURED LONG LIFE MET COAL ASSETS
1
Reserve review due at end of 2011
2
Premier low vol, low sulfur metallurgical coal
3
Low vol metallurgical coal
4
High vol metallurgical coal

Reserves
1
Metallurgical
Coal
Thermal
Coal
Oak Grove
2
42.1mt
Pinnacle
3
62.2mt
INR Coal Operations 58.9mt
4
61.8mt

CHALLENGES BEYOND EXPECTATIONS DEWATERING CHALLENGES GLOBAL FINANCIAL CRISIS (GFC) NATURAL DISASTER ADVERSE GEOLOGY HIGH CO READINGS 67

TORNADO DAMAGE AT OAK GROVE MINE
• Damaged overland conveyer system
• 2.5 miles of 5-mile system connecting Oak Grove Mine to the
Concord Preparation Plant rendered inoperable
• Requires stockpiling of crude coal until repairs are completed and recommissioning occurs
• Concord Preparation Plant rendered completely inoperable
• Top four floors of plant structurally damaged
• New structure expected to be in place end of September
• Recommissioning of plant targeted for mid- to late-November
• Opportunity to enact some improvement, including deployment of 40 new spiral separators

CARBON MONOXIDE READINGS AT PINNACLE MINE
• Regulatory agencies have denied initial remediation plan
• Production not expected to resume before fourth quarter
• Considering appeal of decision
• Remediation effort includes:
• Assessment of various options
• Prospective installation of seals to allow operations in
continuous mining sections to proceed
• Prospective installation of temporary seal to deprive
suspected “hotspot” of oxygen

OPERATIONAL HIGHLIGHTS…AGAINST THE TIDE
• Integrated INR’s coal operations into North American Coal
business segment...bolted on a 35% capacity increment without a glitch
• INR’s coal operations are delivering tons and costs at
expected rates
• New longwall machine at Pinnacle Mine
• Preparation plant able to clean high ash and improving yields
• Major capital projects on schedule
• Installed dewatering capacity 1.7M gallons/day

DELIVERING CAPITAL PROJECTS
• Pinnacle preparation plant upgrade - $25M
• Delivered on budget, 6 months ahead of schedule
• Demonstrated efficiency uplift - plant yield up to 86-95%
from 63-70% organic efficiency
• Portal set for August 2011 delivery
• Permitting/weather delays partially recovered through
effective project management

OVERALL GROWTH AHEAD OF PLAN
GREEN RIDGE (LOW VOL METALLURGICAL COAL)
• Well ahead of plan ... 117kt production in 2011
• Costs well below initial expectation
LOWER WAR EAGLE (HIGH VOL METALLURGICAL COAL)
• Slope completed in Q1; continuing to staff up
• Ramping up in 2011 (40kt); up to 540kt in 2012
TONEY FORK (THERMAL)
• Behind on haulage in Q1 due to weather
• Full year production target approximately 1mt in 2011
CHILTON ELK LICK (HIGH VOL METALLURGIAL COAL)
• Approvals a critical path activity
• First production in 2012 with full production 2013

10
8
6
4
2
0
Thermal Coal
High-Volatile Metallurgical Coal
Low-Volatile Metallurgical Coal
2009
2010*
2011F 1
2012F
2013F
2014F
2015F

*Includes 5 months CLCC production post acquisition

CLIFFS

ANALYST AND INVESTOR DAY

GROWTH TARGET: 9MTPA BY 2015

1
Outlook as of June 2, 2011. On June 24, 2011 Cliffs reported that regulators denied a remediation plan at its Pinnacle Mine, which will likely delay production into the fourth quarter of 2011. Prior to this event, Cliffs expected Pinnacle Mine to produce more than 1mt of low-vol met coal in the last six months of 2011.
PRODUCTION (mt)

NORTH AMERICAN COAL’S OPERATIONS STRATEGY
SHORT-TERM DELIVERY…
• Consolidate and leverage
current initiatives
• Drive continuous improvement
• Recovery from tornado
• Pinnacle Mine up and running
GROWTH & RENEWAL…
• Maintain the momentum on
current growth projects
• Explore RGSS and coal
shipment options
• Next generation capital
improvement projects
THE NEXT “NEXT” THING
• Creating fresh options
1 YEAR
1-3 YEARS 3+ YEARS

• Recovery from the tornado
• Remediate Carbon Monoxide Challenge
• Translate the portal & sealing investments
into outcomes
• Consolidate & leverage early wins at Pinnacle
• Maintain growth momentum...and pursue
next generation growth
... and continuously evaluating our direction
WHAT’S NEXT?

Bill Boor CLIFFS NATURAL RESOURCES INC. FERROALLOYS 76

Q3
Q2
ACQUISITION OF CLIFFS’ OWNERSHIP
KWG
Purchased 19%
for $7.5 million
Freewest Resources
Purchased 7%
for $11 million
Completed acquisition
for $200 million
Spider Resources
Completed acquisition
for $120 million
•
Cliffs’ Chromite project represents the start of Ferroalloys, a new business for Cliffs
•
Upon completion, Cliffs will be the only North American chromite mining and processing operation
Q1
Q2
Q3 Q4 Q1
2009 2010
Freewest
Spider
7% 93%
100%
CLIFFS’ FERROALLOYS ORIGIN

KWG
19%

CHROMITE PROJECT AND FUTURE CUSTOMERS
OPEN-PIT MINE
(~4mtpa crude ore)
PROCESSING
FACILITY
(~1.3mtpa Concentrate
to FeCr Facility)
FeCr
PRODUCTION
FACILITY
CONCENTRATE TO
MARKET
(1mtpa)
Asia
Europe
North America
FeCr TO MARKET
(600ktpa)

CLIFFS CHROME PROJECT VIDEO CLIP #1

Cliffs’ Black Thor deposit compares very well with world-class benchmarks
CLIFFS’ BLACK THOR DEPOSIT BENCHMARKS VERY WELL RELATIVE TO
WORLD-CLASS CHROMITE MINES
Cr:Fe
Location
Seam Thickness (meters)
Open Pit or Underground
ROM Grade (Cr2O3)
Cliffs
(Black Thor)
Xstrata Samancor Outokumpu ENRC
Canada South Africa South Africa Finland Kazakhstan
~20 to >100 0.8 & 1.0 1.1 to 1.8 30 to 90 Not Reported
OP and/or UG UG UG UG 1 OP / 2 UG
~30% to 32% 38% to 39% 37% to 39% 25% 42%
~1.8  to 2.0 1.55 1.45 1.52 >2.5

CORE SAMPLES FROM BLACK THOR DEPOSIT 81

CLIFFS CHROME PROJECT VIDEO CLIP #2

OFFTAKE OPENING
OFFTAKE OPENING
INSPECTION DOOR
ELECTRODE OPENING
HEARTH
SIDE VIEW
TIE ROD

CLIFFS
ANALYST AND INVESTOR DAY

CHROMITE PROJECT OVERVIEW
Ferrochrome Production Facility
•
Final step in Project is to refine ore and concentrate into metal to be sold for use in stainless-steel manufacturing
•
The facility requires approximately 300 MWH to process the material in an electric arc furnace
•
Multiple technology options under consideration to develop state-of-the-art process which maximizes power efficiency and reduces costs
•
Will be situated near existing rail infrastructure for transport to customers in U.S. and ports in Canada for shipment to world markets

CHROMITE PROJECT OVERVIEW
Ferrochrome Production Facility
•
Site location studies on-going
anticipated need for 1-2 km site
(brownfield preferred)
•
Power cost and grid stability are key
drivers for selection
•
Canada relies on hydroelectric
power which offers clean electric
energy with long-term price stability
•
Power constraints elsewhere are
driving up cost curve

2

2010 WORLD CHROMITE ORE PRODUCTION (Includes Cliffs future chromite ore production)
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
7,511
4,821
3,200
2,300
2,182
655
530
210
2,532
South Africa
Kazakhstan
India
Cliffs North America
Turkey
EU
Russia
China
ROW
% OF WORLD PRODUCTION
31%
20%
13%
10%
9%
3%
2%
1%
11%

CLIFFS
ANALYST AND INVESTOR DAY

85 WORLD CHROMITE ORE PRODUCTION 85 85

86
CHROMITE PROJECT TIMELINE
PROJECT
MILESTONES
Construction
Production
Complete Feasibility
Permitting
•
Investigations of environmental baseline conditions underway
•
Submitted a “Project Description” in May – First step in EA process
•
Permits needed for construction and operation may be issued by governmental agencies only after the EA is successfully completed
2010
2011
2015 2012 2013 2014
CRITICAL
PATH
Complete Prefeasibility
Acquired Control of Deposits
Feasibility study will be completed in 2012, leaving the environmental assessment (EA) and permitting process as the determinants of start-up timing
86

• Cliffs chromite mine will be world class, positioned in a AAA country and with very low mining costs
• Cliffs is working to develop an efficient transportation network and build a state-of-the-art furnace operation to supply world markets with both chromite ore and ferrochrome
• Ferrochrome processing is critical to access North American and
European markets that don’t have processing capacity
• Significant value and access to growth markets will be generated from the chromite ore delivered to Asian customers
• With a very large potential resource, Cliffs has the ability to expand its position in the market through time
IN CLOSING

Cliff Smith CLIFFS NATURAL RESOURCES INC. GLOBAL EXPLORATION 88

Canada
United States
Mexico
Peru
Brazil
Chile
Argentina
Mongolia
Australia

CLIFFS
ANALYST AND INVESTOR DAY

2011 Budget: Approximately $50 - $55 million North America; Peru, Brazil, Chile, Argentina; Mongolia and Australia ACTIVE COUNTRIES 89

TYPICAL STAGES OF EXPLORATION PROJECTS
EXPLORATION
PIPELINE
STUDIES
EXPLORATION
ACTIVITIES
EXPLORATION
DEAL
STRATEGIC FIT
DISCOVERY
POTENTIAL RESOURCE
LOI / TERM SHEET
LEGAL AGREEMENT
TARGET IDENTIFICATION
PRE-FEASIBILITY STUDY
FEASIBILITY STUDY
SCOPING STUDY

KEY
Decar
(British Columbia)
Albany Project
(Ontario)
Altius Exploration
(Labrador and Newfoundland)
Canada

CLIFFS
ANALYST AND INVESTOR DAY

Altius Minerals
• December 2010 Strategic Alliance Agreement targeting ferroalloys in Eastern Canada
First Point Minerals
• November 2009 option agreement to earn 51% JV interest to advance Decar nickel alloy property
• Currently funding year two of earn-in agreement
Zenyetta Minerals
• January 2010 option agreement for Albany project targeting nickel, copper and PGMs
CANADA DRILLING PROGRAMS

ACCESS TO EMERGING, PROPRIETARY TECHNOLOGY
• November 2010 Strategic Agreement provides Cliffs global access to
Gedex’s HD-AGGTM™ airborne subsurface mapping system:
• Used in airborne platform, outperforms gravimeters by order of magnitude
• 3D spatial gradient of gravity vectors
• For exploration anomalies, gravimeters must sense 1:1,000,000, whereas Gedex technology can sense 1:3,000
• Capable of “seeing” buried structures by mass and quickly detects ore bodies
• Cliffs intends to deploy for non-chromite “Ring of Fire” exploration
Conventional Technology Gedex Technology

• Geology indicates potentially large resource conducive to an open-pit operation
• Products could include a low-grade nickel with simple process flowsheet and 30-55% Fe magnetite concentrate with 3% nickel, 2% chromite
• Successful resource definition and studies needed to lead to an actual mine, but potential does exist
FOCUS ON DECAR NICKEL ALLOY PROPERTY
Small silver flakes are the
targeted nickel in the deposit

Riverside Resources
• June 2010 Alliance Agreement for iron oxide copper gold (IOCG) exploration in Mexico
• Exploration for IOCG projects in Northwest Baja California State and along the Pacific Coast from
Western Sinaloa State to Oaxaca State, Mexico
• Focus on identifying major target areas using Riverside’s proprietary Mexico-specific databases with extensive field follow up to delineate a minimum of four IOCG deposits within an area of
1,500,000 km²
MEXICO EXPLORATION ACTIVITY

Peru
Brazil
Chile
Argentina

CLIFFS
ANALYST AND INVESTOR DAY

SOUTH AMERICA EXPLORATION ACTIVITY
Estrella Gold (Peru)
• February 2011 Exploration Alliance Agreement
targeting IOCGs
AusQuest Peru
• IOCG earn-in agreement
Mariana Resources (Chile)
• June 2010 Alliance and JV agreement targeting IOCGs
Other Chile and Argentina Drilling Programs
• Number of additional private ventures targeting manganese
and other steelmaking raw materials

MONGOLIA EXPLORATION ACTIVITY
• Private target generation focused on chromite, nickel and molybdenum
• A new frontier – combination of great geology, historically underexplored and attractive investment climate
• Most other mining companies focused on vast metallurgical coal projects, but
Cliffs sees opportunity in ferroalloys
• Established, local partner with one person, Cliffs’ in-country presence

KEY
Reedy Lagoon
(Western Australia)
magnetite target area
Australia

CLIFFS
ANALYST AND INVESTOR DAY

AUSTRALIA DRILLING PROGRAMS
AusQuest
• September 2008 Cliffs strategic alliance, subscription and option agreement
Reedy Lagoon
• February 2011 JV to explore for magnetite iron ore in Southwest Yilgarn, Western Australia

CLIFFS NATURAL RESOURCES INC. SUSTAINABILITY Kelly Tompkins 98

ENVIRONMENTAL
SOCIAL
SUSTAINABILITY
ECONOMIC
GOVERNANCE

CLIFFS
ANALYST AND INVESTOR DAY

SUSTAINABILITY AT CLIFFS
Sustainability is the Cliffs’ social license to operate
SOCIAL
• Safety
• Diversity
• Labor Relations
• Community Engagement
• Aboriginal Relations
ENVIRONMENTAL
• Energy
• Climate Change
• Waste, Emissions
• Water
• Land Use/Reclamation
ECONOMIC
• Economic Development
• Community Development
• Market Presence
• Indirect Economic Impacts
GOVERNANCE
• Corporate Governance Structure
• Risk & Crisis Management
• Codes of Conduct,
Corruption & Bribery

KEY STAKEHOLDERS ARE INCREASINGLY AWARE OF SUSTAINABILITY
•
Investors
demand more transparency and comparability
•
Regulators
hold industry participants to tighter and additional standards
•
Communities
are increasingly aware, skeptical and active
•
Employees
want to know their employer has high sustainability standards

WORDS IN ACTION
Land Reclamation
Operations Impacts
& Efficiency
•
Cliffs has demonstrated reclamation plans to
return former mine sites to beneficial public
use long after the economic benefits
are derived
•
Unique Cliffs-led-tree-planting initiative with
community, government and public interest
groups; enhanced Cliffs' reputation for
sustainable mining practices in West Virginia
•
Emission reduction standards obstacle to
optimizing UTAC mine
production capability in Minnesota
•
Investment in redesigned fuel system to
handle lower emission, solid fuels and
biomass, providing fuel flexibility
•
Secured permit to produce incremental
tons and avoided substantial pollution-
control cost

WORDS IN ACTION
Koolyanobbing Expansion
Aboriginal Relationships
•
Unique collaboration between Cliffs and
government agencies, interest groups and
Aboriginal communities
•
Improved relationships and benefits for
all parties
•
Conservation of rare flora and fauna and
flexibility and certainty in accessing the
mineral resource
•
Innovative designation of the area as a
conservation and mining reserve
•
Understanding the evolving nature of
Aboriginal relations; building upon
Cliffs’ historical commitment to
community engagement
•
Recognize and respect traditional
ecological knowledge and develop
progressive Impact Benefits Agreements
with First Nations communities

UNITED STATES
CANADA
AUSTRALIA
STATE/PROVINCIAL

CLIFFS
ANALYST AND INVESTOR DAY

PUBLIC POLICY OUTLOOK
•
Greenhouse Gas
•
% Depletion
•
MSHA
•
Water quality
regulations
•
Air quality
regulations
•
Environmental
permitting
•
Fisheries Act - Metal
Mining Effluent
Regulations
•
Air quality regulations
•
Permitting and
Approvals
•
Plan du Nord –
(Plan North)
•
Energy and
Infrastructure Incentives
(Plan North)
•
Mining Tax
•
Carbon Tax
•
Biodiversity
Conservation
•
Permitting
Mine Reserves
•
Energy
•
Land Management
•
Water Permitting
Strategies in place to manage legislative and regulatory risks and opportunities

GOLDEN GECKO

maplecroft
Climate Innovation Indexes

GLOBAL 1000
SUSTAINABLE PERFORMANCE LEADERS

Mincom

CLIFFS

ANALYST AND INVESTOR DAY

AWARDS AND RECOGNITION
• Earned LEED certification
• Selected finalist for Golden Gecko Award, Western Australia
• Conservation Award from Marquette County, Michigan
• Inclusion in Maplecroft Climate Innovation Indexes
• Named Global 1000 Sustainability Performance Leader
• Awarded Mincom Innovation and Excellence in Asset Management Vision
• No. 9 on Bloomberg Businessweek’s Inaugural Top Performers List

GLOBAL EXECUTION
BUILDING SCALE THROUGH DIVERSIFICATION

CLIFFS
ANALYST AND INVESTOR DAY

BUILDING ON THE FUNDAMENTALS OPERATIONAL EXCELLENCE SHAREHOLDER RETURNS SUSTAINABILITY ENVIRONMENTAL SOCIAL ECONOMIC GOVERNANCE 105

CLIFFS NATURAL RESOURCES INC. CAPITAL STRUCTURE & ASSET ALLOCATION Laurie Brlas 106

STRATEGIC CAPITAL DECISIONS – A COMPREHENSIVE CAPITAL MANAGEMENT
AND DISTRIBUTION PROCESS DESIGNED TO DRIVE TOP QUARTILE TSR
Considerations for uses of cash and excess cash flow
Business Investments
•
Re-invest in business – organic growth and capital expenditures
•
Mergers & Acquisition – focus on value-creating opportunities
•
Build long-term, optimal structure that is sustainable “through-cycle”
•
Investment grade rating/profile is core to strategy
Balance Sheet Structure
Return to Shareholders
•
Sustainable ordinary dividend increases
•
Special dividends
•
Share repurchase

$1,500
$1,250
$1,000
$750
$500
$250
$-
FUNDED AMOUNT
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2040
DEBT MATURITY

CLIFFS
ANALYST AND INVESTOR DAY

CLIFFS’ CURRENT BALANCE SHEET STRUCTURE
•
Increased scale provides ability to support higher leverage metrics, while remaining investment grade
•
Active management positions Cliffs to capitalize on growth and distribution opportunities
•
Average duration of current funded debt is ~9 years
•
Currently maintaining a ~60% / 40% fixed to floating rate debt mix
•
Reserve liquidity is key to capital structure strategy
APPROXIMATE TOTAL DEBT: $4 Billion¹
1
As of 6/15/11

40%
30%
20%
10%
0%
DEBT TO TOTAL CAPITAL
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
–
DEBT TO EBITDA
2006
2007
2008
2009
2010
2011E & Beyond

CLIFFS

ANALYST AND INVESTOR DAY

FINANCIAL FLEXIBILITY TO FUND FUTURE GROWTH TARGETED LEVERAGE PARAMETERS DEBT TO TOTAL CAPITAL 30% to 40% DEBT TO EBITDA 2x to 2.5x HISTORICAL DEBT TO TOTAL CAPITAL & DEBT TO EBITDA 109

DIVIDEND PER SHARE
TOTAL DIVIDEND EXPENDITURE
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
0.25
0.35
0.26
0.51
0.56
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
2007
2008
2009
2010
2011
(CURRENT RUN-RATE)[1]

CLIFFS
ANALYST AND INVESTOR DAY

ANNUAL DIVIDENDS PER SHARE AND HISTORICAL TOTAL SPEND 1 Based on shares outstanding of approximately 147 million 110

3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
PEER GROUP AVERAGE: 1.25%
WLT
BTU
CLF
AA
CNX
ACI
RIO
FCX
MT
VALE
BHP

CLIFFS

ANALYST AND INVESTOR DAY

CLIFFS’ CURRENT DIVIDEND PAYOUT AND POLICY
Cliffs employs a progressive philosophy that steadily increases or maintains dividend levels
Current objective is to consistently migrate toward yields similar to comparable companies

Purchase Price
Cumulative EBITDA Generation Since Purchase
$1,500
$1,300
$1,100
$900
$700
$500
$300
$100
$(100)
Asia Pacific Iron Ore
United Taconite Minority Interest
2010 Wabush
Sonoma Coal
INR Energy Coal Operations
30% of Amapá
Chrome Deposits
Pinnacle and Oak Grove

CLIFFS
ANALYST AND INVESTOR DAY

ACQUISTION SCORECARD – 2005 THROUGH 2010
1
The figures above for the loss at Amapá depict cumulative equity loss since date of initial investment
2005/2008
2008 2010 2007 2010 2007 2010 2007
Year Acquired
1
(in millions)

PROJECTED CAPITAL SPEND - SUSTAINING AND GROWTH (in millions)
$1,200
$1,000
$800
$600
$400
$200
$0
2010
2011
2012
2013
2014
2015
SUSTAINING CAPITAL
ASIA PACIFIC IRON ORE EXPANSION
BLOOM LAKE EXPANSION
NORTH AMERICAN COAL
CHROMITE PROJECT
OTHER EXPANSION

CLIFFS
ANALYST AND INVESTOR DAY

113 PROJECTED CAPITAL SPENDING RELATED TO VOLUME GROWTH

PROJECTED VOLUME INCREASES BY PRODUCT (in millions of metric tons)

80
60
40
20
0
2010
2011
2012
2013
2014
2015
IRON PELLETS
IRON CONCENTRATE
IRON LUMP/FINES
MET COAL
THERMAL COAL
CHROME PRODUCTS

CLIFFS
ANALYST AND INVESTOR DAY

PROJECTED CAPITAL SPENDING RELATED TO VOLUME GROWTH
1
Assumes 1mt of chromite concentrate and 600kt of ferrochrome
2
Assumes production from Amapá and Bloom Lake Mine and excludes Bloom Lake Mine’s ramp up to 24mtpa
1
2

32%
68%
30 million tons
40%
60%
43 million tons
20%
80%
57 million tons[1]
Formula
World Price

CLIFFS
ANALYST AND INVESTOR DAY

IN 2014, NEARLY 80% OF CLIFFS’ GLOBAL IRON ORE VOLUME IS EXPECTED TO
BE PRICED WITH THE WORLD MARKET
1
Assumes 29.5mt of iron ore pellets, 11mt of iron ore lump and fines iron ore and 16mt of iron ore concentrate

2008
2011E
2014E

$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Revenue
Sales Margin
New Business Segments
Wabush Mines
North American Iron Ore
Bloom Lake
U.S. Iron Ore Segment
Canadian Iron Ore Segment

CLIFFS
ANALYST AND INVESTOR DAY

BREAKING OUT U.S. IRON ORE AND CANADIAN IRON ORE SEGMENTS 116 (in millions) 2011E

2011 EV/EBITDA[1]
10.0
8.0
6.0
4.0
2.0
0.0
4.0
4.3
4.4
4.5
5.2
6.0
6.2
6.6
6.6
6.8
7.4
7.8
8.8
FCX
CLF
VALE
RIO
ANR
WLT
BHP
MT
ACI
AA
BTU
FMG
CNX

2012 EV/EBITDA[1]
10.0
8.0
6.0
4.0
2.0
0.0
3.6
3.7
3.8
4.3
4.5
4.7
4.8
5.1
5.1
5.6
5.8
5.9
6.4
FCX
CLF
ANR
VALE
RIO
ACI
WLT
BHP
MT
BTU
FMG
AA
CNX

CLIFFS

ANALYST AND INVESTOR DAY

WITH EXECUTION OF GROWTH PLANS, VALUE CREATION WILL OCCUR 1 Reuters 5/27/11 117

Joe Carrabba CLIFFS NATURAL RESOURCES INC. SUMMARY AND CONCLUSION 118

• Megatrends within the commodities space are underpinning our industry:
New supply delays, increasing demand and degrading ore quality
• As a business, Cliffs has transformed:
• Positioned to become a nearly 60mtpa iron ore, 10mpta coal and
1mpta ferroalloy producer
• Seaborne exposure and customer diversification is increasing, with half of future revenues poised to come from markets outside North America
• The Company strives to allocate capital in value-generating ways, with a strong pipeline of internal growth
THE CLIFFS JOURNEY HAS JUST BEGUN...

CLIFFS NATURAL RESOURCES INC. CLIFFS EXECUTIVE LEADERSHIP TEAM QUESTION & ANSWER SESSION 120

PLEASE SUBMIT YOUR ELECTRONIC QUESTIONS TO: NYSE@CliffsNR.com 121

CLIFFS NATURAL RESOURCES INC. APPENDIX 122

Portman
Limited
United
Taconite
2010
Wabush
Sonoma
Coal
INR Energy
Coal
Operations
Chrome
Deposits PinnOak
Operating Income (GAAP as reported) 3,537.9 $        995.4 $         139.8 $         106.9 $         95.3 $           12.6 $           (18.4) $          (232.0) $       2,438.5 $
Depreciation, Depletion & Amortization 983.9               391.1            29.6               24.6               47.8               14.6               -                    153.4            322.9
Other Non-Operating Income 35.0                   (1.4)               -                    -                    1.9                 -                    10.6               2.1                 21.8
EBITDA (Non-GAAP) 4,556.8 $        1,385.0 $     169.4 $         131.5 $         145.0 $         27.2 $           (7.8) $            (76.5) $          2,783.1 $
Reconciliation of Operating Income
(GAAP)  to EBITDA (Non-GAAP)
Other
2005-2010
(Cumulative)
Summary of Acquisitions 2005 - 2010 (Cumulative)
Cliffs
Consolidated
2005-2010
(Cumulative)
RECONCILIATION OF NON-GAAP FINANCIAL METRICS
1
1
Other primarily represents Cliffs' legacy North American Iron Ore mines, including Northshore (100%), Tilden (85%), Empire (79%), United Taconite
(30%), Wabush (27%) and Hibbing (23%).
($ in millions)